UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada	1-14880	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2021, Lions Gate Capital Holdings LLC (“LGCH”), an indirect wholly owned subsidiary of Lions Gate Entertainment Corp. (the “Company”), completed its previously announced offering (the “Offering”) of $1,000,000,000 aggregate principal amount of its 5.500% senior notes due 2029 (the “notes”). The notes were offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside of the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The notes were issued pursuant to an indenture, dated April 1, 2021, by and among Lions Gate Capital Holdings LLC, the Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”).

The notes will mature on April 15, 2029, and interest is payable on the notes semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2021.

LGCH may redeem the notes, in whole at any time, or in part from time to time, prior to April 15, 2024 at a price equal to 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. LGCH may redeem the notes in whole at any time, or in part from time to time, on or after April 15, 2024 at certain specified redemption prices, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, LGCH may redeem up to 40% of the aggregate principal amount of the notes at any time and from time to time prior to April 15, 2024 with the net proceeds of certain equity offerings at a price of 105.500% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Indenture contains covenants that will limit the ability of the Company and certain of its subsidiaries to, among other things and subject to certain exceptions: (i) incur, assume or guarantee additional indebtedness; (ii) declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; (iii) make any principal payment on, or redeem or repurchase, subordinated debt; (iv) make loans, advances or other investments; (v) incur liens; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) consolidate or merge with or into, or sell all or substantially all assets to, another person; and (viii) enter into transactions with affiliates. The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be declared immediately due and payable.

LGCH used the net proceeds from the Offering, together with cash on hand, to (i) redeem the LGCH 5.875% Notes (as defined below) and the LGCH 6.375% Notes (as defined below) and (ii) pay fees and expenses related to the Offering.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 hereto, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by the Company on March 3, 2021, on such date LGCH directed Deutsche Bank Trust Company Americas, as trustee of LGCH’s 6.375% Senior Notes due 2024 (the “LGCH 6.375% Notes”), LGCH’s 5.875% Senior Notes due 2024 (the “LGCH 5.875% Notes”) and the Company’s 5.875% Senior Notes due 2024 (the “LGEC 5.875% Notes,” and together with the LGCH 6.375% Notes and the LGCH 5.875% Notes, the “Redemption Notes”), to deliver a conditional notice of redemption to the respective holders of each series of Redemption Notes to redeem (the “Redemption”) all $545,615,000 aggregate principal amount of the LGCH 6.375% Notes outstanding, all $510,995,000 aggregate principal amount of the LGCH 5.875% Notes outstanding and all $7,700,000 aggregate principal amount of the LGEC 5.875% Notes outstanding. On April 1, 2021, the Redemption Notes were redeemed in accordance with the optional redemption provisions contained in the indentures related thereto, as applicable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above related to the issuance of the notes under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Important Information for Investors and Stockholders

This current report does not constitute an offer to sell or the solicitation of an offer to buy the notes nor shall there be any offer, solicitation or sale of the notes in any state in which such offer, solicitation or sale would be unlawful. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Caution Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the Offering, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the potential effects of the COVID-19 global pandemic on the Company, economic and business conditions, and the other risk factors as set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 4, 2021. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of April 1, 2021, by and among Lions Gate Capital Holdings, LLC the Guarantors named therein, and Deutsche Bank Trust Company, as Trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2021	LIONS GATE ENTERTAINMENT CORP.

/s/ James W. Barge
James W. Barge
Chief Financial Officer